UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
July 2, 2021

GTT Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35965	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place
Suite 1450
McLean	Virginia	22102
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code: (703) 442-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	GTT	The New York Stock Exchange
Series A Junior Participating Cumulative Preferred Stock Purchase Rights
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As reported by GTT Communications, Inc. (the “Company”) in its prior filings with the Securities and Exchange Commission (the “SEC”), the Company has been unable to file on a timely basis its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2020 (the “Q2 2020 Form 10-Q”) and September 30, 2020 (the “Q3 2020 Form 10-Q”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “2020 Form 10-K”) and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Q1 2021 Form 10-Q” and, collectively with the Q2 2020 Form 10-Q, the Q3 2020 Form 10-Q and the 2020 Form 10-K, the “Delayed Filings”). In addition, as further described in the Company’s Current Report on Form 8-K filed with the SEC on December 22, 2020, in connection with the Company’s previously disclosed review of certain accounting issues (the “Review”), the Company’s board of directors concluded that the Company’s previously issued consolidated financial statements for the years ended December 31, 2019, 2018 and 2017, each of the quarters during the years ended December 31, 2019 and 2018 and the quarter ended March 31, 2020 (the “Non-Reliance Periods”) and certain related disclosures should no longer be relied upon. The Company is preparing restated financial statements relating to the Non-Reliance Periods (the “Restated Financial Statements”), which Restated Financial Statements, as well as financial statements for periods after the Non-Reliance Periods, will be needed to produce the Delayed Filings.

As previously disclosed, on August 18, 2020 the Company received a notice from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria set forth in Section 802.01E of the NYSE Listed Company Manual (“Section 802.01E”) as a result of the Company’s failure to file the Q2 2020 Form 10-Q with the SEC on or before August 17, 2020, the extended period provided for the filing under Rule 12b-25(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The NYSE informed the Company that, under the NYSE’s rules, the Company could regain compliance with the NYSE’s continued listing requirements by filing the Q2 2020 Form 10-Q and any subsequent delayed periodic filings with the SEC on or before February 17, 2021. On February 11, 2021, the NYSE granted the Company an additional six-month cure period through August 17, 2021 (“Additional Cure Period”) to allow the Company to complete and file the Restated Financial Statements, the Q2 2020 Form 10-Q, the Q3 2020 Form 10-Q, and any subsequent delayed periodic filings with the SEC and regain compliance with the NYSE’s continued listing requirements. The NYSE informed the Company that it (a) would continue to closely monitor the Company’s progress towards returning to compliance with Section 802.01E, (b) could suspend trading in the Company’s common stock (the “Common Stock”) on the NYSE prior to the end of the Additional Cure Period if the Company experienced further delays in returning to compliance with Section 802.01E and (c) would move forward with the initiation of suspension and delisting procedures in the event the Company did not return to compliance with Section 802.01E by August 17, 2021.

On July 2, 2021, the Company informed the NYSE staff that it does not expect to complete and file the Restated Financial Statements and the Delayed Filings before the end of the Additional Cure Period. The NYSE staff indicated that the exchange will immediately suspend trading of the Common Stock on the NYSE and commence proceedings to delist the Common Stock from the NYSE. The Company does not intend to appeal the NYSE’s delisting determination. The Company expects that the NYSE will subsequently file a Form 25 with the SEC, which will remove the Common Stock from listing on the NYSE and from registration under Section 12(b) of the Exchange Act. Since the Company’s Common Stock was registered under Section 12(g) of the Exchange Act prior to its listing on NYSE MKT LLC in 2013, the registration under Section 12(g) of the Exchange Act will again become operative upon the effectiveness of the deregistration under Section 12(b) of the Exchange Act.

At this time, the Company does not know whether the Common Stock will be quoted on the Pink Open Market operated by OTC Markets Group Inc. or on any other market or quotation system following suspension of trading on the NYSE. Any quotation of the Common Stock on the Pink Open Market would require a market maker to sponsor the security and comply with Rule 15c2-11 under the Securities Exchange Act of 1934 before it can initiate such quotation. To the extent the Common Stock is quoted on the Pink Open Market or another market, the Company expects such market may provide significantly less liquidity than the NYSE, and trading prices of the Common Stock may decline.

The Company has been and intends to continue working diligently to file the Restated Financial Statements, the Delayed Filings and any subsequent delayed periodic filings with the SEC as soon as possible.

Disclosures About Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. The above statements regarding suspension of trading and delisting, the Review, the anticipated timing of filing the Restated Financial Statements, the Q2 2020 Form 10-Q, the Q3 2020 Form 10-Q, the 2020 Form 10-K and the Q1 2021 Form 10-Q and the possibility of quotation on another market constitute forward-looking statements that are based on the Company’s current expectations.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause future events to differ materially from those in the forward-looking statements, many of which are outside of the Company’s control. These factors include, but are not limited to, the effects on the Company’s business and clients of general economic and financial market conditions, as well as the following: (i) the Company may fail to satisfy certain covenants relating to financial statement delivery obligations and representations regarding the Company’s financial statements contained in its financing agreements without obtaining an amendment and/or waiver thereof, which may result in (A) events of default under that certain Indenture, dated as of December 22, 2016 (as amended, supplemented or otherwise modified, the “Indenture”), by and between the Company, as successor by merger to GTT Escrow Corporation, and Wilmington Trust, National Association, as Trustee, that certain Credit Agreement, dated as of May 31, 2018, by and among the Company and GTT Communications B.V., as borrowers, KeyBank National Association, as administrative agent and letter of credit issuer, and the lenders and other financial institutions party thereto from time to time (the “Lenders”) (as amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”) and that certain Priming Facility Credit Agreement (as amended, restated, amended and restated, supplemented or otherwise modified, the “Priming Facility Credit Agreement”), among the Company, GTT Communications B.V., the lenders party thereto and Delaware Trust Company, as administrative agent, (B) if the Company is unable to obtain further agreements from creditors with respect to forbearing from exercising remedies, the acceleration of the Company’s outstanding 7.875% Senior Notes due 2024 (the “Notes”) and the Company’s obligations under the Credit Agreement and the Priming Facility Credit Agreement and (C) the Company being unable to satisfy its obligations thereunder; (ii) the Company has announced that its previously issued financial statements for the Non-Reliance Periods and related disclosures and communications should no longer be relied upon as a result of preliminary findings of the Company’s ongoing Review; (iii) the completion of the Review and the completion and filing of the Restated Financial Statements, the Q2 2020 Form 10-Q, the Q3 2020 Form 10-Q, the 2020 Form 10-K or the Q1 2021 Form 10-Q and any subsequent delayed periodic SEC filings may take longer than expected as a result of the timing or findings of the Review or the Company’s independent registered public accounting firm’s review process; (iv) the conditions to access funding under the Priming Facility Credit Agreement may not be satisfied and the Company may be unable to access such funding, and existing cash balances and funds generated from operations may not be sufficient to finance the Company’s operations and meet its cash requirements; (v) the Company is subject to risks associated with the actions of network providers and a concentrated number of vendors and clients; (vi) the Company could be subject to cyber-attacks and other security breaches; (vii) the Company’s network could suffer serious disruption if certain locations experience damage or as the Company adds features and updates its network; (viii) the Company is subject to risks associated with purchase commitments to vendors for longer terms or in excess of the volumes committed by the Company’s underlying clients, or sales commitments to clients that extend beyond the Company’s commitments from its underlying suppliers; (ix) the Company may be unable to establish and maintain peering relationships with other providers or agreements with carrier neutral data center operators; (x) the Company’s business, results of operation and financial condition are subject to the impacts of the COVID-19 pandemic and related market and economic conditions; (xi) the Company may be affected by information systems that do not perform as expected or by consolidation, competition, regulation or a downturn in the Company’s industry; (xii) the Company may be liable for the material that content providers distribute over its network; (xiii) the Company has generated net losses historically and may continue to do so; (xiv) the Company may fail to successfully integrate any future acquisitions or to efficiently manage its growth; (xv) the Company may be unable to retain or hire key employees; (xvi) the Company recently announced management changes; (xvii) the Company is subject to risks relating to the international operations of its business; (xviii) the Company may be affected by tax assessments, unfavorable tax audit outcomes, delayed tax filings and future increased levels of taxation; (xix) the Company has substantial indebtedness, which could prevent it from fulfilling its obligations under its debt agreements or subject the Company to interest rate risk; (xx) the Company, its subsidiaries GTT Holdings Limited, Global Telecom and Technology Holdings Ireland Limited, Hibernia NGS Limited and GTT Americas, LLC (collectively, the “Sellers”) and Cube Telecom Europe Bidco Limited (the “Buyer”) may be unable to obtain the necessary approvals for the pending infrastructure sale transaction announced by the Company on October 16, 2020 (the “Sale Transaction”) or the corporate reorganization (the “Reorganization”) contemplated in connection with the Sale Transaction from governmental authorities in a timely manner, on terms acceptable to the Sellers and the Buyer, or at all; (xxi) the Company may be unable to obtain from the Lenders or the holders of Notes the further forbearances, waivers, consents, releases or other agreements that may be necessary to prevent a default under the Credit Agreement, the Priming Facility Credit Agreement or the Indenture that may be necessary to satisfy the conditions to the closing of the Sale Transaction, either on terms acceptable to the Company or at all, in which case that certain Sale and Purchase Agreement, dated as of October 16, 2020, among the Sellers and the Buyer relating to the Sale Transaction (as amended, the “Infrastructure SPA”) may terminate unless the Buyer provides a waiver; (xxii) the Company may not be able to obtain the consent of certain parties to contracts with the Sellers and their subsidiaries that will be necessary to fully implement the Sale Transaction or the Reorganization, on terms acceptable to the Company or at all; (xxiii) the Buyer may be unable to obtain financing sufficient to enable it to consummate the Sale Transaction as required at the closing under the Infrastructure SPA; (xxiv) the potential failure to satisfy, or obtain waivers of, other closing conditions under the Infrastructure SPA, including the completion of audited financial statements of the Company for the fiscal year ended December 31, 2020, which may result in the Sale Transaction not being consummated; (xxv) the potential failure of the Company to realize anticipated benefits of the Sale Transaction; (xxvi) risks from relying on the Buyer for various critical transaction services and network services for an extended period under the transition services agreement and the master services agreement contemplated by the Infrastructure SPA; (xxvii) the potential impact of announcement or consummation of the Reorganization and the Sale Transaction on relationships with third parties, including customers, employees and competitors; (xxviii) the ability to attract new customers and retain existing customers in the manner anticipated; and (xxix) the Company has announced that it expects to report material weaknesses in internal control over financial reporting and its internal control over financial reporting may have further weaknesses of which the Company is not currently aware or which have not been detected; such material weaknesses, among other things, could impact the Company’s ability to appropriately provide for the purchase price adjustment mechanisms in the Infrastructure SPA. The foregoing list of factors is not exhaustive. The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. For a discussion of a variety of risk factors affecting the Company’s business and prospects, see “Risk Factors” in the Company’s annual and quarterly reports filed with the SEC including, but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2019 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, which have been filed with the SEC and are available on the Company’s website (www.gtt.net) and on the SEC’s website (www.sec.gov).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 2, 2021

GTT Communications, Inc.

		By:	/s/ Donna Granato
Donna Granato
Interim Chief Financial Officer